SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C., 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date  of  Report  (Date  of  earliest  event  reported)     May  26,  2000

                               CyPost Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

Delaware                                                              98-0178674
---------------------------------                                    -----------
(State or other jurisdiction                                       (IRS Employer
of incorporation or organization)                            Identification No.)

101-260  West  Esplanade
North  Vancouver,  British  Columbia,  Canada       V7M  3G7
------------------------------------------------------------
(Address  of  Principal  Executive  Offices)     (Zip  Code)

                               (604) 904-4422
               --------------------------------------------------
               Registrant's Telephone Number, Including Area Code

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS.

Pursuant to a share purchase agreement (the "Acquisition Agreement") executed on January 26, 2000 and closed on February 23, 2000, Cypost Corporation ("Cypost") acquired all the issued and outstanding shares of Playa Corporation ("Playa") from the following shareholders of Playa: Hirofumi Watanabe, Susumu Kohda, Sagin Venture Capital Co., Ltd., and Hiroshi Mitani. The total purchase price for all of the shares of Playa was US$3,000,000 consisting of US$300,000 paid in cash and the balance paid by the issuance of 785,455 common shares of Cypost at a deemed value of US$2,700,000.

The purchase consideration was established by negotiation. Funds for the purchase of Playa was obtained from working capital.

Playa is the developers of YABUMI instant electronic messaging and e-greeting technologies. YABUMI is based in Japan and has an existing customer base of 85,000 users.

ITEM  7.  FINANCIAL  STATEMENTS  AND  EXHIBITS.

(a)     Financial  States  of  Businesses  Acquired

The audited financial statements for the years ended October 31, 1999 and 1998 of Playa have been filed with this Form 8-K.

(b)     Pro  Forma  Financial  Information

It is not practicable to provide the required pro forma financial statements on the date hereof. Accordingly, the pro forma financial statements will be filed as an amendment to this Current Report on Form 8-K as soon as practicable.

(c)     Exhibits

A  copy  of  the  Acquisition  Agreement  is  attached  as  an  Exhibit.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CyPost  Corporation
(Registrant)

Date:  May  26,  2000               /s/  Robert  Sendoh
                              Robert  Sendoh,  Chairman

     AUDITED  FINANCIAL  STATEMENTS

     PLAYA  CORPORATION

     OCTOBER  31,  1999  AND  1998

                                Playa Corporation

                          Audited Financial Statements

                            October 31, 1999 and 1998

                                    CONTENTS


Report  of  Independent  Auditors                                      1

Audited  Financial  Statements

Balance  Sheets                                                        2
Statements  of  Operations  and  Retained  Earnings  -  Deficit        4
Statements  of  Cash  Flows                                            5
Notes  to  Financial  Statements                                       6

                         Report of Independent Auditors


The  Board  of  Directors
Playa  Corporation


We have audited the accompanying balance sheets of Playa Corporation as of October 31, 1999 and 1998, and the related statements of operations and retained earnings-deficit, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Playa Corporation at October 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming that Playa Corporation will continue as a going concern. As more fully described in Note 2, the Company has incurred recurring net losses and has a working capital deficiency and a deficiency in assets. These conditions raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty.

We have also reviewed the translations of the statements mentioned above into U.S. dollars on the basis described in Note 1. In our opinion, these statements have been translated on such basis.


Tokyo,  Japan
April  21,  2000



Playa Corporation

Balance Sheets


                                                              OCTOBER 31,     OCTOBER 31,
                                                          1999           1998     1999
                                                          -------------------   ---------
                                                                 (Yen)      (US dollars)
                                                                                 (Note 1)

ASSETS

Current assets:
Cash (Note 9) . . . . . . . . . . . . . . . . .   \  5,365,527   \  2,087,171   $ 51,100

Trade receivables:
Notes (Note 9). . . . . . . . . . . . . . . . .      3,150,000        630,000     30,000

Accounts (Note 9) . . . . . . . . . . . . . . .        679,666      5,052,042      6,473
                                                 --------------  -------------
                                                     3,829,666      5,682,042     36,473

Due from related parties (Note 4) . . . . . . .      6,117,502      2,656,399     58,262
Less:  Allowance for doubtful accounts (Note 4)     (2,656,399)    (2,656,399)   (25,299)
                                                 --------------  -------------
                                                     3,461,103              0     32,963

Prepaid expenses and other current assets . . .        947,639        911,211      9,025
                                                 --------------  -------------
Total current assets. . . . . . . . . . . . . .     13,603,935      8,680,424    129,561

Equipment and an automobile, at cost (Note 8) .      9,398,602     10,750,512     89,511
Less:  Accumulated depreciation
(Note 8). . . . . . . . . . . . . . . . . . . .     (6,015,996)    (5,699,662)   (57,295)
                                                 --------------  ------------- ----------
Equipment and an automobile, net (Note 8) . . .      3,382,606      5,050,850     32,216

Other assets. . . . . . . . . . . . . . . . . .      2,147,053      2,217,053     20,448


                                                   \19,133,594    \15,948,327   $182,225
                                                 ==============  =============  =========





                                                                      OCTOBER 31,       OCTOBER 31,
                                                                   1999         1998       1999
                                                                    ---------------      -----------
                                                                          (Yen).      (U.S. dollars)
                                                                                            (Note 1)

LIABILITIES AND DEFICIENCY IN ASSETS

Current liabilities:
Short-term loans (Notes 5 and 9) . . . . . . . . . . .  \   64,500,000   \ 38,800,000   $   614,286
Current portion of long-term debt (Notes 5 and 9). . .       6,000,000      3,996,000        57,143
Trade accounts payable . . . . . . . . . . . . . . . .               -         63,000             -
Accounts payable - other . . . . . . . . . . . . . . .       7,921,429      7,669,350        75,442
Due to a related party (Note 4). . . . . . . . . . . .       1,128,093        125,090        10,744
Obligations under capital leases
(Note 8) . . . . . . . . . . . . . . . . . . . . . . .         179,906        552,560         1,713
Accrued income taxes . . . . . . . . . . . . . . . . .         140,000        140,000         1,333
Other current liabilities. . . . . . . . . . . . . . .       2,480,813      2,093,261        23,627
                                                        ---------------  -------------
Total current liabilities. . . . . . . . . . . . . . .      82,350,241     53,439,261       784,288

Due to a related party (Note 4). . . . . . . . . . . .         144,486        914,337         1,376
Long-term debt (Notes 5, 9 and 10) . . . . . . . . . .      38,821,000     36,411,000       369,724
Obligations under capital leases
(Note 8) . . . . . . . . . . . . . . . . . . . . . . .               -        179,906             -
                                                        ---------------  -------------
                                                            38,965,486     37,505,243       371,100

Contingencies and commitments
(Note 8)

Deficiency in assets (Notes 2 and 10):
Common stock, Y50,000 par value:
Authorized -- 800 shares
Issued and outstanding -- 200 shares in 1999 and 1998.      10,000,000     10,000,000        95,238
Retained earnings - deficit (Notes 2 and 3). . . . . .    (112,182,133)   (84,996,177)   (1,068,401)
                                                        ---------------  -------------
Net deficiency in assets . . . . . . . . . . . . . . .    (102,182,133)   (74,996,177)     (973,163)
                                                        ---------------  -------------  ------------
                                                        \   19,133,594   \ 15,948,327   $   182,225
                                                        ===============  =============   ===========

See accompanying notes to financial statements.




Playa Corporation

Statements of Operations and Retained Earnings - Deficit


                                                                 Year ended
                                                             Year ended October 31,                 October 31,
                                                               1999           1998                        1999
                                                           ------------------------                 -----------
                                                                      (Yen)                      (U.S. dollars)
                                                                                                       (Note 1)

Revenues:
Net sales (Note 4). . . . . . . . . . . . . . . . . . . .          \   47,375,029   \ 32,189,491   $   451,191
Interest and other income . . . . . . . . . . . . . . . .                  38,960         25,904           371
                                                                    -------------    -----------     ----------
                                                                       47,413,989     32,215,395       451,562
Cost and expenses:
Cost of sales . . . . . . . . . . . . . . . . . . . . . .               4,834,870      6,732,714        46,047
Selling, general and
administrative expenses
(Notes 4, 6 and 8). . . . . . . . . . . . . . . . . . . .              66,057,831     40,963,301       629,122
Interest. . . . . . . . . . . . . . . . . . . . . . . . .               2,992,698      3,314,363        28,502
Miscellaneous . . . . . . . . . . . . . . . . . . . . . .                 574,546        203,668         5,472
                                                                       ----------    -----------       --------
                                                                       74,459,945     51,214,046       709,143
                                                                       ---------      ----------       --------
Loss before income taxes. . . . . . . . . . . . . . . . .             (27,045,956)   (18,998,651)     (257,581)
Income taxes (Note 7) . . . . . . . . . . . . . . . . . .                 140,000        162,600         1,333
                                                                      -----------    ------------     ---------
Net loss (Notes 2 and 3). . . . . . . . . . . . . . . . .             (27,185,956)   (19,161,251)     (258,914)
Retained earnings - deficit at
beginning of the year
(Notes 2 and 3) . . . . . . . . . . . . . . . . . . . . .             (84,996,177)   (65,834,926)     (809,487)
                                                                      ------------   -----------      ---------

Retained earnings - deficit at end
of the year (Notes 2 and 3) . . . . . . . . . . . . . . .           \(112,182,133)  \(84,996,177)  $(1,068,401)
                                                                    =============    ===========   ============

See accompanying notes to financial statements.




Playa Corporation

Statements of Cash Flows

                                                        YEAR ENDED                         YEAR ENDED
                                                  YEAR ENDED OCTOBER 31,                  OCTOBER 31,
                                                   1999            1998                          1999
                                                  -----------------------                ------------
                                                          (Yen)                        (U.S. dollars)
                                                                                             (Note 1)
OPERATING ACTIVITIES
Net loss . . . . . . . . . . . . . . . . . . . .            \(27,185,956)   \(19,161,251)  $(258,914)
Adjustments to reconcile net loss to net cash
used in operating activities:
Depreciation and amortization. . . . . . . . . .               1,891,334       2,122,975      18,013
Loss on disposal of an automobile, net . . . . .                       -         112,668           -
Provision for allowance for doubtful accounts. .                       -         672,000           -
Changes in operating assets and liabilities:
Trade receivables. . . . . . . . . . . . . . . .               1,852,376       2,006,539      17,642
Due from related parties . . . . . . . . . . . .              (3,461,103)       (634,500)    (32,963)
Prepaid expenses and other current assets. . . .                 (36,428)         68,313        (347)
Trade accounts payable . . . . . . . . . . . . .                 (63,000)       (908,688)       (600)
Accounts payable-other . . . . . . . . . . . . .                 252,079        (493,282)      2,401
Due to a related party . . . . . . . . . . . . .               1,003,003         125,090       9,552
Accrued income taxes . . . . . . . . . . . . . .                       -        (140,200)          -
Other current liabilities. . . . . . . . . . . .                 387,552         192,760       3,691
                                                               ---------       ---------     --------
Net cash used in operating activities. . . . . .             (25,360,143)    (16,037,576)   (241,525)

INVESTING ACTIVITIES
Purchases of equipment and an automobile . . . .                (153,090)     (5,402,231)     (1,458)
Proceeds from disposal of an automobile. . . . .                       -         246,219           -
Increase in other assets . . . . . . . . . . . .                       -        (571,667)          -
                                                               ---------      -----------     -------
Net cash used in investing activities. . . . . .                (153,090)     (5,727,679)     (1,458)

FINANCING ACTIVITIES
Proceeds from long-term loans from banks
and a related party. . . . . . . . . . . . . . .              13,174,486      21,096,267     125,471
Repayment of long-term loans from banks
and a related party. . . . . . . . . . . . . . .              (9,530,337)    (17,914,930)    (90,765)
Proceeds from issuance of bonds with detachable
warrants . . . . . . . . . . . . . . . . . . . .                       -      20,000,000           -
Increase (decrease) in short-term loans. . . . .              25,700,000        (868,000)    244,762
Principal payments under capital lease
obligation . . . . . . . . . . . . . . . . . . .                (552,560)       (679,747)     (5,263)
                                                             -----------       ----------     -------
Net cash provided by financing activities. . . .              28,791,589      21,633,590     274,205
                                                  -           ----------      ----------     --------
Net increase (decrease) in cash. . . . . . . . .               3,278,356        (131,665)     31,222
Cash at beginning of the year. . . . . . . . . .               2,087,171       2,218,836      19,878
                                                              ----------       ---------      -------
Cash at end of the year. . . . . . . . . . . . .           \   5,365,527   \   2,087,171   $  51,100
                                                           =============    ============   ==========

SUPPLEMENTARY INFORMATION:
Interest paid during the year. . . . . . . . . .           \   2,894,036   \   3,225,157   $  27,562
Income taxes . . . . . . . . . . . . . . . . . .                 140,000         302,800       1,333

See accompanying notes to financial statements.

                                Playa Corporation

                          Notes to Financial Statements

                            October 31, 1999 and 1998


NOTE  1.  SIGNIFICANT  ACCOUNTING  POLICIES

GENERAL

Playa Corporation (the "Company"), a corporation established under the Commercial Code of Japan, engages in design, construction and maintenance of IT network system and development of IT systems. Substantially all the Company's notes and accounts receivable are due from companies in various industries located throughout Japan.

Credit is extended, in general, based on past business experience and on an evaluation of the customers' financial condition, and collateral is generally not required. Credit losses are provided for in the financial statements and have consistently been within management's expectations.

BASIS  OF  FINANCIAL  STATEMENTS

The Company maintains its official accounting records and prepares its financial statements for domestic purposes in accordance with accounting practices generally accepted in Japan. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States and differ from those issued for domestic purposes in Japan. Accordingly, these financial statements reflect certain adjustments not recorded in the Company's official accounting records which are explained in Note 3.

All amounts in the accompanying financial statements are stated inclusive of consumption tax.

U.S.  DOLLAR  TRANSLATION

The accompanying financial statements are stated in yen, the currency of the country in which the Company is incorporated and operates. The U.S. dollar amounts with respect to the year ended October 31, 1999 are presented solely for the convenience of readers outside Japan. Translation of yen financial statements into U.S. dollar amounts has been made at Y105 = U.S.$1.00, the exchange rate prevailing on October 31, 1999. This translation should not be construed as a representation that yen could be converted into U.S. dollars at the above or any other rate.

USE  OF  ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make certain estimates and assumptions which affect the amounts reported in the financial statements and the accompanying notes. The actual results could differ from those estimates.

EQUIPMENT  AND  AN  AUTOMOBILE

Equipment and an automobile are stated on the basis of cost. Depreciation is computed by the declining-balance method over the estimated useful lives of the respective assets.

SEVERANCE  BENEFITS

The Company has no severance benefit plan for employees and directors. Employees are covered by a governmental severance benefit plan and the Company pays contributions to it, which are charged to income as incurred. No cost or expense would be incurred further to this contribution.


NOTE  2.  GOING  CONCERN  MATTERS

The accompanying financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. As shown in the financial statements during the years ended October 31, 1999 and 1998, the Company incurred a net loss of \27,185,956 ($258,914) and \19,161,251, respectively.
The Company also recorded a deficiency in assets of \102,182,133 ($973,163) and \74,996,177 at October 31, 1999 and 1998, respectively. These factors indicate that the Company will be unable to continue as a going concern for a reasonable period of time.

NOTE  3.  ADJUSTMENTS  NOT  RECORDED  IN  THE  OFFICIAL  ACCOUNTING  RECORDS

The following adjustments, not reflected in the official accounting records, have been made to conform the Company's Japanese yen financial statements to accounting principles generally accepted in the United States (U.S. GAAP):





                                     RETAINED                                       RETAINED
                                    EARNINGS -                                    EARNINGS -
                                    DEFICIT AT                                    DEFICIT AT
                                 BEGINNING OF THE   APPROPRI-     NET (LOSS)          END OF
                                       YEAR           ATIONS        INCOME          THE YEAR
                                 -----------------
                                                             (Yen)
Year ended October 31, 1999
-------------------------------
Per the Company's official
accounting records. . . . . . .      \(44,930,033)           -    \(13,009,648)  \  (57,939,681)
Adjustments:. . . . . . . . . .                 -
Capital leases. . . . . . . . .          (421,635)           -         299,963         (121,672)
Work-in-process and software
development cost. . . . . . . .       (17,677,307)           -     (21,691,380)     (39,368,687)
Trade accounts receivable . . .        (9,775,500)           -       7,024,500       (2,751,000)
Accounts payable-other. . . . .        (7,440,000)           -        (118,500)      (7,558,500)
Due from and to related parties        (2,781,489)           -      (1,003,003)      (3,784,492)
Other assets. . . . . . . . . .          (765,805)           -       1,336,272          570,467
Prepaid and accrued expenses. .        (1,204,408)           -         (24,160)      (1,228,568)
                                 -----------------                  ----------    --------------
Total adjustments . . . . . . .       (40,066,144)           -     (14,176,308)     (54,242,452)
                                     -------------               --------------     -------------
As adjusted to U.S. GAAP. . . .      \(84,996,177)           -    \(27,185,956)   \(112,182,133)
                                   =================               ===========    ==============

Year ended October 31, 1998
-------------------------------
Per the Company's official
accounting records. . . . . . .      \(45,486,778)           -  \      556,745   \  (44,930,033)
Adjustments:
Capital leases. . . . . . . . .          (661,318)           -         239,683         (421,635)
Work-in-process and software
development cost. . . . . . . .        (7,233,825)           -     (10,443,482)     (17,677,307)
Trade accounts receivable . . .           (15,435)           -      (9,760,065)      (9,775,500)
Accounts payable-other. . . . .        (7,880,000)           -         440,000       (7,440,000)
Due from and to related parties        (1,984,399)           -        (797,090)      (2,781,489)
Other assets. . . . . . . . . .        (1,407,472)           -         641,667         (765,805)
Prepaid and accrued expenses. .        (1,165,699)           -         (38,709)      (1,204,408)
                                       -----------                 ------------      -----------
Total adjustments . . . . . . .       (20,348,148)           -     (19,717,996)     (40,066,144)
                                      -----------------            ------------     ------------
As adjusted to U.S. GAAP. . . .      \(65,834,926)           -    \(19,161,251)  \  (84,996,177)
                                     =============                ==============   =============





                                    RETAINED                                 RETAINED
                                   EARNINGS -                              EARNINGS -
                                   DEFICIT AT                              DEFICIT AT
                                  BEGINNING OF    APPROPRI-   NET (LOSS)       END OF
                                    THE YEAR        ATIONS      INCOME       THE YEAR
                                 ---------------
                                                     (U.S. dollars)
Year ended October 31, 1999
-------------------------------
Per the Company's official
accounting records. . . . . . .  $     (427,905)           -  $ (123,901)  $  (551,806)
Adjustments:. . . . . . . . . .               -
Capital leases. . . . . . . . .          (4,016)           -       2,857        (1,159)
Work-in-process and software
development cost. . . . . . . .        (168,355)           -    (206,585)     (374,940)
Trade accounts receivable . . .         (93,100)           -      66,900       (26,200)
Accounts payable-other. . . . .         (70,857)           -      (1,129)      (71,986)
Due from and to related parties         (26,490)           -      (9,552)      (36,042)
Other assets. . . . . . . . . .          (7,293)           -      12,726         5,433
Prepaid and accrued expenses. .         (11,471)           -        (230)      (11,701)
                                     -----------               ----------    ----------
Total adjustments . . . . . . .        (381,582)           -    (135,013)     (516,595)
                                     -----------                ---------    ----------
As adjusted to U.S. GAAP. . . .  $     (809,487)           -  $ (258,914)  $(1,068,401)
                                 ===============              ===========  ============

NOTE  4.  TRANSACTIONS  WITH  RELATED  PARTIES

Transactions with related parties for the years ended October 31, 1999 and 1998 were as follows:


                                           1999        1998            1999
                                           -----------------         ------
                                                 (Yen)         (US dollars)
Net sales:
2-Bytes Culture Systems Inc. . . .               -   \3,603,610           -

Operating expenses reimbursed to:
2-Bytes Culture Systems Inc. . . .      \1,003,003  \   125,090      $9,552

NOTE  4.  TRANSACTIONS  WITH  RELATED  PARTIES  (CONTINUED)

Balances due from and to affiliates at October 31, 1999 and 1998 were as follows:





                                       1999                 1998           1999
                                       -------------------------        -------
                                                (Yen)              (US dollars)
Due from:
Digital Video K.K. . . . . . . .    \ 1,984,399         \ 1,984,399   $ 18,899
2-Bytes Culture Systems Inc. . .        672,000             672,000      6,400
                                  --------------  ------------------  ---------
                                      2,656,399           2,656,399     25,299
Allowance for doubtful accounts.     (2,656,399)         (2,656,399)   (25,299)
                                  --------------  ------------------  ---------
                                              0                   0          0
Short-term loan to a director. .      3,461,103                   -     32,963
                                  --------------  ------------------  ---------
                                    \ 3,461,103   \               0   $ 32,963
                                  ==============  ==================  =========

Due to:
2-Bytes Culture Systems Inc. . .    \ 1,128,093        \    125,090   $ 10,744
Long-term loan from a director .        144,486             914,337      1,376
                                  --------------  ------------------  ---------
                                    \ 1,272,579         \ 1,039,427   $ 12,120
                                  ==============  ==================  =========

Mr. Susumu Koda, a director of the Company, is concurrently a shareholder and a director of Digital Video K.K. Mr. Aaron Huang, a director of the Company, is concurrently a shareholder and a director of 2-Bytes Culture Systems Inc.

Short-term loans to and from a director represent those to and from Mr. Hirofumi Watanabe, the representative director of the Company. These loans are interest free. The Company has not prepared collection or repayment schedules for these loans.


NOTE  5.  SHORT-TERM  LOANS  AND  LONG-TERM  DEBT

Short-term loans consisted of those from a bank, an affiliate of a bank and an individual person. Short-term loans from a bank amounted to \12,500,000
($119,048)  and  \8,800,000  at  October  31,  1999  and  1998,  respectively.
Short-term loans from a bank consisted of secured or guaranteed loans at rates ranging from 2.0% to 3.0% and 2.0% to 2.6% at October 31, 1999 and 1998, respectively. A short-term loan from an affiliate of a bank amounted to \30,000,000 ($285,714) at October 31, 1999 and 1998. It was a guaranteed loan with an interest rate of 4.0% at October 31, 1999 and 1998. A short-term loan from an individual person amounted to \22,000,000 ($209,524) at October 31, 1999. It was a guaranteed loan with an interest rate of 3.0% at October 31, 1999.

NOTE  5.  SHORT-TERM  LOANS  AND  LONG-TERM  DEBT  (CONTINUED)

Long-term debt at October 31, 1999 and 1998 consisted of the following. All debt is guaranteed:





                                              1999           1998        1999
                                             --------------------       -----
                                                     (Yen)       (US dollars)

Loans from banks at rates ranging from
2.5% to 3.5% due in installments from
1999 to 2003. . . . . . . . . . . . . .    \24,821,000   \20,407,000   $236,391
2.3% guaranteed bonds with detachable
warrants to purchase stock, due 2008        20,000,000    20,000,000    190,476
                                         --------------   ----------   ---------
                                            44,821,000    40,407,000    426,867
Less:  Amounts classified as current
portion . . . . . . . . . . . . . . . .     (6,000,000)   (3,996,000)   (57,143)
                                         --------------   -----------  ---------
                                           \38,821,000   \36,411,000   $369,724
                                         ==============  ===========   =========

Each detachable warrant represents the right to purchase one share of the Company's common stock with par value of \50,000 ($476) at an exercise price of \50,000 ($476), until the expiration date of January 19, 2008. As of October 31, 1999, no warrants had been exercised.

The aggregate annual maturities of long-term debt subsequent to October 31, 1999 are summarized as follows:




                                          ANNUAL MATURITIES
                                         -------------------
                                        (Yen)   (U.S. dollars)
Year ending October 31,
2000 . . . . . . . . . .         \  6,000,000  $        57,143
2001 . . . . . . . . . .            6,000,000           57,143
2002 . . . . . . . . . .            6,000,000           57,143
2003 . . . . . . . . . .            5,693,000           54,219
2004 . . . . . . . . . .            1,128,000           10,743
Years subsequent to 2004           20,000,000          190,476
                          -------------------  ---------------
                                  \44,821,000         $426,867
                           ==================  ===============

NOTE  6.  RESEARCH  AND  DEVELOPMENT  COSTS

Research and development costs are expensed in the year in which such costs are incurred. These amounted to 38,455,080 ($366,239) and 15,439,282 for the years ended October 31, 1999 and 1998, respectively.

NOTE  7.  INCOME  TAXES

Income taxes include per capita portion of inhabitants' taxes only because the Company recorded negative taxable income for the years ended October 31, 1999 and 1998.

At October 31, 1999, the Company had \56,862,666 ($541,549) of net operating loss carryforwards, which will expire as follows:




                        EXPIRATION
                       -------------
                     (Yen)   (U.S. dollars)
October 31,
2001. . . .    \44,220,775  $       421,150
2004. . . .     12,641,891          120,399
             -------------  ---------------
               \56,862,666  $       541,549
                ===========    ============

NOTE  8.  CONTINGENCIES  AND  COMMITMENTS

The Company leases certain personal computers, software and other devices under capital lease agreements. The Company also leases office and car parking space under operating lease agreements.

Following is a summary of future minimum payments under capital leases and operating leases that have initial or remaining noncancellable lease terms in excess of one year at October 31, 1999:




                                CAPITALIZED       OPERATING     CAPITALIZED   OPERATING
                                  LEASES           LEASES          LEASES       LEASES
                              ---------------    ----------     -----------   ----------
                                             (Yen)                   (U.S. dollars)

Year ending October 31,
2000 . . . . . . . . . . . .       \ 181,800       \2,272,680   $      1,731  $   21,645
2001 . . . . . . . . . . . .               -          742,560              -       7,072
                              ---------------     -----------    ------------  ---------
Total minimum lease payments         181,800       \3,015,240          1,731  $   28,717
                                               ===============                ==========
Imputed interest . . . . . .          (1,894)                           (18)
                               ---------------                        ------
Present value of minimum
capital lease payments . . .         179,906                           1,713
                              ---------------                        ---------
Current portion. . . . . . .        (179,906)                         (1,713)
                              ---------------                       ----------
Long-term capital lease
obligations. . . . . . . . .  \            -                        $      -
                              ===============                      ===========

Assets recorded under capital leases were included in equipment and an automobile as follows:




                                                OCTOBER 31,        OCTOBER 31,
                                            1999           1998           1999
                                            -------------------    -----------
                                                  (Yen)           (US dollars)

Equipment and an automobile, at cost.    \ 1,356,706   \ 2,861,706   $ 12,921
Less:  Accumulated depreciation . . .     (1,298,472)   (2,550,875)   (12,366)
                                       --------------   ----------   ---------
Equipment and an automobile, at net .  \      58,234   \   310,831   $    555
                                       ==============    =========   =========

Rental expenses for office and car parking space under operating leases amounted to \2,991,045 ($28,486) and \3,419,640 for the year ended October 31, 1999 and
1998,  respectively.

At October 31, 1999, the Company is contingently liable as to a trade note receivable discounted with a bank in the amount of \5,250,000 ($50,000).


NOTE  9.  FINANCIAL  INSTRUMENTS

The financial instruments which potentially subject the Company to a significant concentration of credit risk consist principally of cash investments and trade notes and accounts receivable. The Company maintains cash with various financial institutions and performs periodic evaluations of the credit status of those financial institutions, which are then considered in planning the Company's investment strategy.

The following methods and assumptions were used by the Company in estimating the fair value disclosure of its financial instruments:

Cash:

The carrying amount reported in the balance sheet for cash approximates fair value.

Trade  notes  and  accounts  receivable:

The carrying amounts reported in the balance sheet for trade notes and accounts receivable approximate fair value.

Short-term  loans:

The carrying amount reported in the balance sheet for short-term loans approximates fair value.

Long-term  debt:

The fair value of long-term debt is estimated by applying discount cash flow analyses based on the Company's current incremental borrowing rates for similar types of debt. The carrying amount of long-term debt approximates its fair value.

NOTE  10.  SUBSEQUENT  EVENTS

On February 23, 2000, CyPost Corporation acquired all issued and outstanding shares of the Company and its all potential shares issuable upon exercise of warrants to purchase stock.

On March 8, 2000, all warrants to purchase stock were exercised and the Company issued 400 shares of common stock and increased share capital by \20,000,000 ($190,476). Simultaneously the Company redeemed bonds with detachable warrants with the consideration paid by warrant holders.